                                                                    Exhibit 99.1

                      $442,500,000 Offered (approximate)




                            [Logo of Conseco Corp.]




                     Conseco Finance Securitizations Corp.

                                    Seller



                             Conseco Finance Corp.

                                   Servicer


               Certificates for Manufactured Housing Contracts
                                 Series 2002-2


                                 June 4, 2002

                     [Logo of Credit Suisse First Boston]

                                                         [Logo of Conseco Corp.]

CONSECO FINANCE SECURITIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.

Table of Contents

Offered Certificates                                                    2

Distributions                                                           6

Characteristics of Initial Contracts                                   12

   Total Pool                                                          12

   New Property Subpool                                                17

   Used Property/Non-Repo Subpool                                      22

   Used Property/Repo Subpool                                          27

Prepayment Sensitivities                                               32

Disclaimer                                                             33

[Logo of Credit Suisse First Boston]

                                                         [Logo of Conseco Corp.]

CONSECO FINANCE SECURITIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.

                              Offered Certificates

Seller                        Conseco Finance Securitizations Corp.

Servicer                      Conseco Finance Corp.

Back-up Servicer              [Wells Fargo Bank Minnesota, N.A.]

Trustee                       U.S. Bank National Association, St. Paul, MN

Lead Underwriter              Credit Suisse First Boston

Co-Underwriters               Lehman Brothers
                              Merrill Lynch & Co.

=================================================================================================================================
                                                      RATINGS         AVG. LIFE        EXPECTED          LEGAL
                    PRINCIPAL                          S&P /           AT 175%          PAYMENT          FINAL
CLASS                AMOUNT              TYPE         MOODY'S        MHP (YRS)/(1)/    WINDOW/(1)/     MATURITIES        OFFERING
---------------------------------------------------------------------------------------------------------------------------------
A-1/(2)/         $   46,250,000         Sen/Fxd       AAA/Aaa             0.36         7/02 - 3/03    February 2006       Public
A-2/(2)/            300,000,000         Sen/Fxd       AAA/Aaa             5.23         3/03 - 10/14     June 2030         Public
A-IO/(3)(4)/        117,700,000/(5)/    Sen/Fxd/IO    AAA/Aaa             5.14         7/02 - 6/10      June 2010         Public
M-1/(2)/             38,750,000         Mez/Fxd       AA/Aa2              8.61         7/06 - 10/14     June 2030         Public
M-2/(2)/             28,750,000         Mez/Fxd       A/A2                8.61         7/06 - 10/14     June 2030         Public
B-1/(2)/             28,750,000         Sub/Fxd       BBB/Baa2            5.22         7/06 - 2/09      March 2023        Public
                 --------------
Total            $  442,500,000
=================================================================================================================================

(1)   All Offered Certificates are priced to a 10% optional termination.
(2) Accrues interest at the lesser of the Remittance Rate and the weighted average of the rates on the contracts in the contract pool, net of the servicing fee and back-up servicing fee and adjusted for amounts payable to the Class A-IO Certificates.
(3) Accrues interest at the lesser of the Remittance Rate and the weighted average of the rates on the contracts in the contract pool, net of the servicing fee and back-up servicing fee.
(4) Class A-IO accrues interest on its scheduled notional balance, as described herein.
(5)   Initial notional balance.

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                                                                               2

                                                         [Logo of Conseco Corp.]

CONSECO FINANCE SECURITIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.

Rating Agencies              Moody's Investors Service, Inc. ("Moody's")
                             Standard & Poor's ("S&P")

Cut-off Date                 May 31, 2002 for the Initial Contracts and the
                             Settlement Date for the Additional Contracts.

Expected Pricing             Week of June 3, 2002

Expected Settlement Date     [June 13, 2002]

Registration                 Certificates will be available in book-entry form
                             through DTC, Euroclear or Clearstream.

Expected Final Maturity      The expected final scheduled payment date on the
                             initial contract with the latest maturity is March
                             25, 2033. The expected final maturity of each class of certificates, based on the assumptions that there are no defaults, prepayments, or delinquencies on payments due under the contracts and that the Purchase Option has not been exercised are as follows:

                                                    CLASS

                                            EXPECTED FINAL MATURITY

                                                     A-1
                                               February 1, 2006

                                                     A-2
                                                 June 1, 2030

                                                     M-1
                                                 June 1, 2030

                                                     M-2
                                                 June 1, 2030

                                                     B-1
                                                March 1, 2023

Remittance Date               The 1st day of each month (or if such 1st day is
                              not a business day, the next succeeding business
                              day), commencing in July 2002.

Record Date                   The business day just before the related
                              Remittance Date.

Accrual Basis                 The Certificates will accrue interest at the
                              Remittance Rate on a 30/360 basis. The
                              Certificates will settle flat (0 days delay).

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                                                                               3

                                                         [Logo of Conseco Corp.]

CONSECO FINANCE SECURITIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.

Offered Certificates          The Class A-1, Class A-2 and Class A-IO
                              (collectively, the "Class A Certificates"), the
                              Class M-1, the Class M-2 and the Class B-1
                              Certificates are being offered under the Prospectus Supplement.

Other Certificates            In addition to the Offered Certificates, the Class
                              B-2, Class B-3I and Class C Certificates will also be issued. The Class B-3I Certificates are interest-only Certificates and the Class C
                              Certificates are residual Certificates. The Class
                              B-2, Class B-3I and Class C Certificates are not being offered under the Prospectus Supplement. The
                              Class B-2 Certificates will initially be retained by an affiliate of Conseco Finance Corp. and have an initial principal balance of $18,750,000. The
                              Class B-3I and Class C Certificates will be retained by an affiliate of Conseco Finance Corp.
                              The Class B-2, Class B-3I and Class C Certificates will be fully subordinated to the Offered
                              Certificates.

ERISA Subject to the conditions to be set forth in the Prospectus Supplement, the Class A, M-1, M-2 and B-1 Certificates are ERISA eligible.

SMMEA The Class A and the Class M-1 Certificates are expected to constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). The Class M-2, Class B-1 and Class B-2 Certificates are not expected to be SMMEA eligible.

Tax Status                    Three separate REMIC Elections will be made with
                              respect to the Trust for federal income tax purposes.

Purchase Option               Purchase Option can be exercised on any Remittance
                              Date on which (i) the principal balance of the certificates is less than or equal to 10% of the original principal balance of the certificates and
                              (ii) the Class A-IO Notional Balance equals zero.

The Contract Pool             On the Closing Date, the Trust expects to purchase
                              manufactured housing contracts having an aggregate principal balance of approximately $500,000,000 as of the Cut-off Date.

Initial Credit Enhancement    Class A     30.75% subordination (Class M-1, Class
                                          M-2, Class B-1, Class B-2 and
                                          overcollateralization) and Excess
                                          Spread

                              Class M-1   23.00% subordination (Class M-2, Class
                                          B-1, Class B-2 and
                                          overcollateralization) and Excess
                                          Spread

                              Class M-2   17.25% subordination (Class B-1,Class
                                          B-2 and overcollateralization) and
                                          Excess Spread

                              Class B-1   11.50% subordination (Class B-2 and
                                          overcollateralization) and Excess
                                          Spread

                              There will be initial overcollateralization of approximately 7.75% building to 10.25% (as described in the next paragraph) of the aggregate Cut-Off Date principal balance of the Contracts included in the Trust as of the Closing Date.

                              The Certificateholders will be entitled to receive additional distributions in respect of principal on each Remittance Date to the extent there is any Amount Available remaining after payment of all interest and principal on the Certificates and the Monthly Servicing Fee and the Monthly Backup Servicer Fee for such Remittance Date, until such distributions, in the aggregate, equal 2.50% of the aggregate Cut-Off Date principal balance of the Contracts included in the Trust as of the Closing Date. Such

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                                                                               4

                                                         [Logo of Conseco Corp.]

CONSECO FINANCE SECURITIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.


                              additional distributions in respect of principal will be paid in accordance with the distribution priorities described herein and in the Prospectus and Prospectus Supplement.

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                                                                               5

                                                         [Logo of Conseco Corp.]

CONSECO FINANCE SECURITIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.

Class A-IO               The Class A-IO Certificates will be interest-only
                         certificates, and will accrue interest at the lesser of
                         (i) 8.50% per annum and (ii) the weighted average of the rates on the contracts in the contract pool, net of the servicing fee rate and back-up servicing fee rate on a notional balance of $117,700,000 initially.
                         Thereafter, for each Remittance Date the Class A-IO
                         Certificates will accrue interest based on a notional balance equal to the lesser of (i) the notional balance for that Remittance Date set forth below in the Class
                         A-IO Notional Balance Schedule and (ii) the sum of the aggregate principal balance of the contracts on that Remittance Date. The Class A-IO Certificates will be rated Aaa/AAA, and will only receive interest payments up to and including the Remittance Date in June 2010.
                         See "Interest on the Class A, Class M-1, Class M-2 and
                         Class B-1 Certificates" below.

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                                                                               6

                                                         [Logo of Conseco Corp.]

CONSECO FINANCE SECURITIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.

Class A-IO Notional Balance Schedule
PAYMENT DATE
                                     NOTIONAL BALANCE

PAYMENT DATE
                                     NOTIONAL BALANCE

PAYMENT DATE
                                     NOTIONAL BALANCE

Jul-02                                                            $ 117,700,000

Mar-05                                                            $  87,900,000

Nov-07                                                            $  60,800,000


Aug-02                                                            $ 117,700,000

Apr-05                                                            $  85,100,000

Dec-07                                                            $  60,800,000


Sep-02                                                            $ 117,700,000

May-05                                                            $  85,100,000

Jan-08                                                            $  58,900,000


Oct-02                                                            $ 114,900,000

Jun-05                                                            $  85,100,000

Feb-08                                                            $  58,900,000

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                                                                               7

                                                         [Logo of Conseco Corp.]

CONSECO FINANCE SECURITIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.

Distributions

Amount Available              The Amount Available on each Remittance Date
                              generally includes the sum of (i) payments on the Contracts due and received during the related Due
                              Period, (ii) prepayments and other unscheduled collections received during the related Due
                              Period, and (iii) all collections of principal on the Contracts received during the Due Period in which such Remittance Date occurs up to and including the third business day prior to such Remittance Date (but in no event later than the 25th day of the month prior to such Remittance
                              Date), minus (iv) with respect to all Remittance
                              Dates other than the Remittance Date in July 2002, all collections in respect of principal on the Contracts received during the related Due Period up to and including the third business day prior to the preceding Remittance Date (but in no event later than the 25th day of the prior month).

Distributions                 Certificateholders will be entitled to receive on
                              each Remittance Date commencing in July 2002, to the extent that the Amount Available in the Certificate Account is sufficient therefore, distributions allocable to interest and principal, as described in the Prospectus Supplement. The
                              Amount Available in the Certificate Account with respect to any Remittance Date will be applied first to the distribution of interest on the Class
                              A, Class M-1, Class M-2 and Class B-1
                              Certificates, and then to the distribution of principal on the Class A, Class M-1, Class M-2 and
                              Class B-1 Certificates, in the manner and order of priority described below, and then to the distribution of interest and principal on the Class B-2 Certificates.

Due Period                    The Due Period with respect to all Remittance
                              Dates other than the Remittance Date in July 2002, is the period from and including the 16th day of the second month preceding such Remittance Date, to and including the 15th day of the month immediately preceding such Remittance Date.

                              With respect to the Remittance Date in July 2002, the Due Period is the period from and including June 1, 2002 to and including June 15, 2002.

Interest on the Class A,      Interest will be distributed first to each of the
Class M-1, Class M-2 and      Class A-1 Certificates, Class A-2 Certificates and
Class B-1 Certificates        Class A-IO Certificates (interest on the Class A-
                              IO Certificates will be based on the Class A-IO
                              Notional Balance Schedule as described herein), then to the Class M-1 Certificates, then to the Class M-2 Certificates and then to the Class B-1
                              Certificates. Interest on the outstanding Class A
                              Principal Balance, Class M-1 Adjusted Principal
                              Balance, Class M-2 Adjusted Principal Balance and
                              Class B-1 Adjusted Principal Balance, as applicable, will accrue from the later of (i) the Closing Date and (ii) the most recent Remittance
                              Date on which interest has been paid to, but excluding the following Remittance Date. Each
                              Class of Certificates will bear interest at a fixed Remittance Rate calculated on a 30/360 basis. Each class of Offered Certificates except for the Class A-IO Certificates accrues interest at the lesser of the applicable Remittance Rate and the weighted average of the rates on the contracts in the contract pool, net of the servicing fee and backup servicing fee and adjusted for amounts payable to the Class A-IO

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                                                                               8

                                                         [Logo of Conseco Corp.]

CONSECO FINANCE SECURITIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.

                                   Certificates. The Class A-IO Certificates accrue interest at the lesser of (i) 8.50% per annum and (ii) the weighted average of the rates on the contracts in the contract pool, net of the servicing fee rate and back-up servicing fee rate.

Class M-1 Adjusted Principal       The "Class M-1 Adjusted Principal Balance" as
Balance                            of any Remittance Date is the Class M-1
                                   Principal Balance less any Class M-1
                                   Liquidation Loss Amount. The Class M-1
                                   Principal Balance is the Original Class M-1
                                   Principal Balance less all amounts previously distributed on account of principal on the Class M-1 Certificates.

Class M-2 Adjusted Principal       The "Class M-2 Adjusted Principal as of any
Balance"                           Remittance Date is Balance the Class M-2
                                   Principal Balance less any Class M-2
                                   Liquidation Loss Amount. The Class M-2
                                   Principal Balance is the Original Class M-2
                                   Principal Balance less all amounts previously distributed on account of principal on the Class M-2 Certificates.

Class B-1 Adjusted Principal       The "Class B-1 Adjusted Principal Balance" as
Balance                            of any Remittance Date is the Class B-1
                                   Principal Balance less any Class B-1
                                   Liquidation Loss Amount. The Class B-1
                                   Principal Balance is the Original Class B-1
                                   Principal Balance less all amounts previously distributed on account of principal on the Class B-1 Certificates.

Interest Shortfalls                In the event that, on a particular Remittance
                                   Date, the Amount Available in the Certificate
                                   Account, after payment of interest on each Class of Certificates that is senior to such Class of Certificates, is not sufficient to make a full distribution of interest to the holders of such Class of Certificates, the amount of interest to be distributed in respect of such Class will be allocated among the outstanding Certificates of such Class pro rata in accordance with their respective entitlements to interest.

Interest Shortfall Carry           The amount of any Interest Shortfall will be
Forward                            carried forward and added to the amount such
                                   holders will be entitled to receive on the next Remittance Date. (For this purpose, all Class A Certificates are considered a single class.) Any such amount so carried forward will bear interest at the applicable
                                   Remittance Rate, to the extent legally
                                   permissible.

Principal on the Class A,          After the payment of all interest
Class M-1, Class M-2 and           distributable to the Class A, Class M-1,
Class B-1 Certificates             Class M-2 and Class B-1 Certificateholders,
                                   principal will be distributable in the
                                   following manner:

                                   On each Remittance Date, the Class A
                                   Percentage of the Formula Principal
                                   Distribution Amount will be distributed to the Class A-1 Certificatesholders until the A-1 balance has been reduced to zero; then to the Class A-2 Certificatesholders.

                                   The Class M-1 Percentage of the Formula
                                   Principal Distribution Amount will be
                                   distributed to the Class M-1
                                   Certificateholders on each Remittance Date on which (i) the Class A Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution Test is satisfied.

                                   The Class M-2 Percentage of the Formula
                                   Principal Distribution Amount will be
                                   distributed to the Class M-2
                                   Certificateholders on each Remittance Date on which (i) the Class A Principal Balance and Class M-1 Principal Balance have been reduced to zero or (ii) the Class M-2 Distribution Test is satisfied.

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                                                                               9

                                                         [Logo of Conseco Corp.]

CONSECO FINANCE SECURITIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.

                                         The Class B Percentage of the Formula
                                         Principal Distribution Amount will be
                                         distributed to the Class B-1
                                         Certificateholders on each Remittance
                                         Date on which (i) the Class A Principal
                                         Balance, the Class M-1 Principal
                                         Balance and the Class M-2 Principal
                                         Balance have been reduced to zero or
                                         (ii) the Class B Distribution Test is
                                         satisfied.

Formula Principal Distribution           The scheduled amounts of principal
Amount                                   received and all other amounts received
                                         for principal on the loans, as more
                                         fully described in the related
                                         Prospectus Supplement.

Class A Percentage                       The Class A Percentage for any
                                         Remittance Date will equal a fraction,
                                         expressed as a percentage, the
                                         numerator of which is the Class A
                                         Principal Balance as of such Remittance
                                         Date, and the denominator of which is
                                         the sum of: (i) the Class A Principal
                                         Balance, (ii) if the Class M-1
                                         Distribution Test is satisfied on such
                                         Remittance Date, the Class M-1
                                         Principal Balance (minus any Unpaid
                                         Class M-1 Principal Shortfall),
                                         otherwise zero, (iii) if the Class M-2
                                         Distribution Test is satisfied on such
                                         Remittance Date, the Class M-2
                                         Principal Balance (minus any Unpaid
                                         Class M-2 Principal Shortfall),
                                         otherwise zero and (iv) if the Class B
                                         Distribution Test is satisfied on such
                                         Remittance Date, the sum of the Class B
                                         Principal Balance (minus any Unpaid
                                         Class B-1 Principal Shortfall and
                                         Unpaid Class B-2 Principal Shortfall)
                                         and the Overcollateralization Amount,
                                         otherwise zero, all as of such
                                         Remittance Date.

Class M-1 Percentage                     The Class M-1 Percentage for any
                                         Remittance Date will equal (a) zero, if
                                         the Class A Principal Balance has not
                                         yet been reduced to zero and the Class
                                         M-1 Distribution Test is not satisfied
                                         or (b) a fraction, expressed as a
                                         percentage, the numerator of which is
                                         the Class M-1 Principal Balance as of
                                         such Remittance Date, and the
                                         denominator of which is the sum of: (i)
                                         the Class A Principal Balance (ii) the
                                         Class M-1 Principal Balance (minus any
                                         unpaid Class M-1 Principal Shortfall),
                                         (iii) if the Class M-2 Distribution
                                         Test is satisfied on such Remittance
                                         Date, the Class M-2 Principal Balance
                                         (minus any Unpaid Class M-2 Principal
                                         Shortfall), otherwise zero and (iv) if
                                         the Class B Distribution Test is
                                         satisfied on such Remittance Date, the
                                         sum of the Class B Principal Balance
                                         (minus any Unpaid Class B-1 Principal
                                         Shortfall and Unpaid Class B-2
                                         Principal Shortfall) and the
                                         Overcollateralization Amount, otherwise
                                         zero, all as of such Remittance Date.

Class M-2 Percentage                     The Class M-2 Percentage for any
                                         Remittance Date will equal (a) zero, if
                                         the Class A Principal Balance and Class
                                         M-1 Principal Balance have not yet been
                                         reduced to zero and the Class M-2
                                         Distribution Test is not satisfied or
                                         (b) a fraction, expressed as a
                                         percentage, the numerator of which is
                                         the Class M-2 Principal Balance as of
                                         such Remittance Date, and the
                                         denominator of which is the sum of: (i)
                                         the Class A Principal Balance (ii) the
                                         Class M-1 Principal Balance (minus any
                                         Unpaid Class M-1 Principal Shortfall),
                                         (iii) the Class M-2 Principal Balance
                                         (minus any Unpaid Class M-2 Principal
                                         Shortfall) and (iv) if the Class B
                                         Distribution Test is satisfied on such
                                         Remittance Date, the sum of the Class B
                                         Principal Balance (minus any Unpaid
                                         Class B-1 Principal Shortfall and
                                         Unpaid Class B-2 Principal Shortfall)
                                         and the Overcollateralization Amount,
                                         otherwise zero, all as of such
                                         Remittance Date.

Class B Percentage                       The Class B Percentage for any
                                         Remittance Date will equal (a) zero, if

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                                                                              10

                                                         [Logo of Conseco Corp.]

CONSECO FINANCE SECURITIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.

                                     the Class A Principal Balance, the Class M-
                                     1 Principal Balance and the Class M-2
                                     Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the sum of the Class B Principal Balance and the Overcollateralization Amount as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, (ii) the Class M-1 Principal Balance (minus any Unpaid Class M-1 Principal Shortfall), (iii) the Class M-2 Principal Balance (minus any Unpaid Class M-2 Principal Shortfall), and
                                     (iv) the sum of the Class B Principal
                                     Balance (minus any Unpaid Class B-1
                                     Principal Shortfall and Unpaid Class B-2
                                     Principal Shortfall) and the
                                     Overcollateralization Amount, all as of
                                     such Remittance Date.

Class M-1 Distribution Test          The Class M-1 Distribution Test will be
                                     satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after July 2006; (ii) the Average
                                     Sixty-Day Delinquency Ratio Test (as
                                     defined in the Pooling and Servicing
                                     Agreement (the "Agreement")) as of such
                                     Remittance Date must not exceed [7.00]%;
                                     (iii) Cumulative Realized Losses (as
                                     defined in the Agreement) as of such
                                     Remittance Date must not exceed a certain specified percentage of the Cut-off Date
                                     Pool Principal Balance, depending on the year in which such Remittance Date occurs;
                                     (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed [3.50]%;
                                     and (v) the sum of the Class M-1 Principal
                                     Balance, the Class M-2 Principal Balance, the Class B Principal Balance, and the
                                     Overcollateralization Amount divided by the
                                     Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 49.875%.

Class M-2 Distribution Test          The Class M-2 Distribution Test will be
                                     satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after July 2006; (ii) the Average
                                     Sixty-Day Delinquency Ratio Test (as
                                     defined in the Agreement) as of such
                                     Remittance Date must not exceed [7.00]%;
                                     (iii) Cumulative Realized Losses (as
                                     defined in the Agreement) as of such
                                     Remittance Date must not exceed a certain specified percentage of the Cut-off Date
                                     Pool Principal Balance, depending on the year in which such Remittance Date occurs;
                                     (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed [3.50]%;
                                     and (v) the sum of the Class M-2 Principal
                                     Balance, the Class B Principal Balance, and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 38.25%.

Class B Distribution Test            The Class B Distribution Test will be
                                     satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after July 2006; (ii) the Average
                                     Sixty-Day Delinquency Ratio Test (as
                                     defined in the Agreement) as of such
                                     Remittance Date must not exceed [7.00]%;
                                     (iii) the Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date
                                     Pool Principal Balance, depending on the year in which such Remittance Date occurs;
                                     (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed [3.50]%;
                                     (v) the Class B Principal Balance plus the
                                     Overcollateralization amount divided by the
                                     Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than

[Logo of Credit Suisse First Boston]

                                                         [Logo of Conseco Corp.]

CONSECO FINANCE SECURITIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.

                                    29.625%; and (vi) the Class B Principal
                                    Balance must not be less than $10,000,000.

Class B-2 Interest                  Interest on the Class B-2 Adjusted Principal
                                    Balance will accrue from the later of (i) the Closing Date, and (ii) the most recent
                                    Remittance Date on which interest has been paid, to but excluding the following
                                    Remittance Date.

                                    To the extent of any remaining Amount
                                    Available, for a Remittance Date after
                                    payment of all interest and principal then payable on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, interest will be paid to the Class B-2 Certificateholders on such Remittance Date at the Class B-2 Remittance Rate on the Class B-2 Adjusted Principal Balance. The Class B-2 Adjusted Principal Balance as of any Remittance Date is the Class B-2 Principal Balance less any Class B-2 Liquidation Loss Amount. The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less all amounts previously distributed on account of principal on the Class B-2 Certificates.

                                    In the event that, on a particular
                                    Remittance Date, the remaining Amount
                                    Available in the Certificate Account is not sufficient to make a full distribution of interest to the Class B-2
                                    Certificateholders, the amount of the
                                    deficiency will be carried forward as an amount that the Class B-2 Certificateholders are entitled to receive on the next Remittance Date. Any amount so carried forward will, to the extent legally permissible, bear interest at the Class B-2 Remittance Rate.

Class B-2 Principal                 The Class B-2 Certificateholders will be
                                    entitled to receive principal on each
                                    Remittance Date on which the Class A, the Class M-1, the Class M-2 and the Class B-1
                                    Principal Balances have been reduced to
                                    zero. See "Description of the Certificates--
                                    Class B-2 Principal" in the Prospectus
                                    Supplement.

                                    On each Remittance Date on which the Class
                                    B-2 Certificateholders are entitled to
                                    receive principal, the Class B Percentage of the Formula Principal Distribution Amount will be distributed, to the extent of the remaining Amount Available after payment of interest on the Class B-2 Certificates, to the Class B-2 Certificateholders until the Class B-2 Principal Balance has been reduced to zero.

Losses on Liquidated Contracts      If Net Liquidation Proceeds from Liquidated
                                    Contracts in the respective collection
                                    period are less than the Scheduled Principal
                                    Balance of such Liquidated Contracts, the shortfall amount will be absorbed by the Class B-3I Certificateholders, then the
                                    Overcollateralization Amount, then the Class
                                    B-2 Certificateholders, then the Class B-1
                                    Certificateholders, then the Class M-2
                                    Certificateholders and then the Class M-1
                                    Certificateholders, since a portion of the Amount Available equal to such shortfall and otherwise distributable to them will be paid to the Class A Certificateholders.

Purchase Option                     Commencing on the first Remittance Date when
                                    the principal balance of the certificates is less than or equal to 10% of the original principal balance of the certificates and the Class A-IO Notional Balance equals zero, the holder of the Class C Subsidiary
                                    Certificate (see "Other Certificates"
                                    herein) will have the right to purchase all of the outstanding contracts, at a price sufficient to pay the aggregate unpaid principal

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                                                                              12

                                                         [Logo of Conseco Corp.]

CONSECO FINANCE SECURITIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.

                                    balance of the certificates and all accrued and unpaid interest thereon.

                                    If the holder of the Class C Subsidiary
                                    Certificate does not exercise this purchase option, then on each Remittance Date thereafter all of the Amount Available remaining after payments of interest and principal due on all Certificates and payment of the monthly Servicing Fee will be used (1) to make additional payments of principal to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates pro rata based on the then outstanding principal balance of such Certificates, and (2) to make additional payments on the remaining Class A Certificates pro rata based on the then outstanding principal balance of such Certificates.

[Logo of Credit Suisse First Boston]
                                                                              13

                                                         [Logo of Conseco Corp.]

CONSECO FINANCE SECURITIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
================================================================================

Characteristics of Initial Contracts

Total Pool

The information presented below relates to the Initial Contracts, which will represent approximately 96.69% of the Contract Pool. Although the characteristics of the Additional Contracts will differ from the characteristics of the Initial Contracts shown below, Conseco Finance Corp. does not expect that the characteristics of the Additional or Contracts sold to the Trust will vary materially from the information concerning the Initial Contracts herein.

Summary Characteristics - Total Pool
--------------------------------------------------------------------------------

 Number of Contracts:                                                   13,474
 Balance of Contracts:                                       $  483,428,300.26
 Weighted Average Contract Rate:                                         12.19 %
 Range of Rates:                                                5.00 % - 19.99 %
 Weighted Average Original Maturity:                                       312
 Weighted Average Remaining Maturity:                                      301
 Average Current Balance:                                    $       35,878.60
 Weighted Average LTV:                                                   86.93 %
 Weighted Average FICO:                                                    637
 New/Used:                                                     68.10 % / 31.90 %
 Park/Private:                                                 31.36 % / 68.64 %
 Single/Multi:                                                 29.66 % / 70.34 %
 Conventional:                                                           99.96 %
 Land/Home:                                                              27.16 %
 FHA/VA:                                                         0.04 % / 0.00 %
--------------------------------------------------------------------------------

Years of Origination - Total Pool
--------------------------------------------------------------------------------------------
                                                                              % OF CONTRACT
                                                                                 POOL BY
                                       NUMBER OF           AGGREGATE           OUTSTANDING
                                     CONTRACTS AS      PRINCIPAL BALANCE      BALANCE AS OF
                                    OF THE CUT-OFF     OUTSTANDING AS OF       THE CUT-OFF
          YEAR OF ORIGINATION            DATE          THE CUT-OFF DATE         DATE/(1)/
--------------------------------------------------------------------------------------------
1985                                        2          $      21,311.38               *
1987                                        2                  6,013.09               *
1988                                       13                139,119.44            0.03%
1989                                       54                568,304.69            0.12
1990                                       22                289,942.04            0.06
1991                                      308              4,590,989.85            0.95
1992                                    2,359             31,902,270.98            6.60
1994                                        1                 28,601.50            0.01
1995                                        1                 45,112.00            0.01
1996                                        2                 57,013.23            0.01
1997                                        1                 25,727.23            0.01
1998                                        3                169,227.75            0.04
1999                                        5                270,821.45            0.06
2000                                       20              1,452,668.15            0.30
2001                                    1,926             96,669,388.69           20.00
2002                                    8,755            347,191,788.79           71.82
                                       ------          ----------------          ------
TOTAL                                  13,474          $ 483,428,300.26          100.00%
--------------------------------------------------------------------------------------------

* Indicates an amount greater than 0.000% but less than 0.005% /(1)/ Percentages may not add up to 100% due to rounding

[Logo of Credit Suisse First Boston]

                                                         [Logo of Conseco Corp.]

CONSECO FINANCE SECURITIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
================================================================================

Geographic Property Distribution - Total Pool
-----------------------------------------------------------------------------------------------
                                                                                  % OF CONTRACT
                                                                                     POOL BY
                                      NUMBER OF             AGGREGATE              OUTSTANDING
                                     CONTRACTS AS       PRINCIPAL BALANCE         BALANCE AS OF
                                    OF THE CUT-OFF      OUTSTANDING AS OF          THE CUT-OFF
                    STATES               DATE           THE CUT-OFF DATE           DATE /(1)/
-----------------------------------------------------------------------------------------------
Alabama                                   959           $  28,953,653.83               5.99%
Arizona                                   365              16,950,576.27               3.51
Arkansas                                  260               9,027,684.61               1.87
California                                435              20,451,953.59               4.23
Colorado                                  242               9,123,489.25               1.89
Connecticut                                 3                  92,914.41               0.02
Delaware                                   50               1,715,929.78               0.35
District of Columbia                        1                  85,340.81               0.02
Florida                                   826              37,233,499.99               7.70
Georgia                                   837              31,340,392.99               6.48
Idaho                                      35               1,416,113.90               0.29
Illinois                                  160               4,633,812.73               0.96
Indiana                                   288              10,382,703.51               2.15
Iowa                                       84               1,895,669.10               0.39
Kansas                                    152               4,931,932.97               1.02
Kentucky                                  360              11,088,944.17               2.29
Louisiana                                 385              14,060,344.38               2.91
Maine                                      63               2,680,074.61               0.55
Maryland                                   57               1,693,563.71               0.35
Massachusetts                               2                  53,336.08               0.01
Michigan                                  728              28,611,418.84               5.92
Minnesota                                 223               6,579,358.81               1.36
Mississippi                               417              12,326,795.51               2.55
Missouri                                  378              11,369,930.61               2.35
Montana                                    56               1,990,958.65               0.41
Nebraska                                   44               1,221,600.41               0.25
Nevada                                     88               3,199,908.86               0.66
New Hampshire                              36               1,689,845.94               0.35
New Jersey                                  5                 123,495.79               0.03
New Mexico                                390              12,373,929.21               2.56
New York                                  234              10,450,800.56               2.16
North Carolina                          1,094              31,780,532.24               6.57
North Dakota                               29                 852,955.47               0.18
Ohio                                      338              14,165,309.75               2.93
Oklahoma                                  410              15,988,319.51               3.31
Oregon                                    117               4,938,176.05               1.02
Pennsylvania                              241               8,670,693.93               1.79
Rhode Island                                2                 106,692.16               0.02
South Carolina                            795              27,840,948.35               5.76
South Dakota                               60               2,105,975.49               0.44
Tennessee                                 424              13,313,926.17               2.75
Texas                                     970              35,613,922.07               7.37
Utah                                       32               1,245,678.33               0.26
Vermont                                    37               1,945,983.72               0.40
Virginia                                  234               6,617,888.67               1.37
Washington                                150               7,673,171.03               1.59
West Virginia                             253               8,882,944.24               1.84
Wisconsin                                  64               1,631,102.35               0.34
Wyoming                                    61               2,304,106.85               0.48
                                       ------           ----------------             ------
TOTAL                                  13,474           $ 483,428,300.26             100.00%
-----------------------------------------------------------------------------------------------

/(1)/ Percentages may not add up to 100% due to rounding

[Logo of Credit Suisse First Boston]

                                                         [Logo of Conseco Corp.]

CONSECO FINANCE SECURITIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
================================================================================

Original Contract Amounts - Total Pool
----------------------------------------------------------------------------------------------------------------
                                                                                                   % OF CONTRACT
                                                                                                      POOL BY
                                                         NUMBER OF              AGGREGATE           OUTSTANDING
                                                       CONTRACTS AS         PRINCIPAL BALANCE      BALANCE AS OF
                                                      OF THE CUT-OFF        OUTSTANDING AS OF       THE CUT-OFF
                  ORIGINAL CONTRACT AMOUNT                 DATE              THE CUT-OFF DATE        DATE/(1)/
----------------------------------------------------------------------------------------------------------------
$      0.01 - $ 10,000.00                                    171            $   1,339,804.55            0.28%
$ 10,000.01 - $ 20,000.00                                  2,423               28,572,588.19            5.91
$ 20,000.01 - $ 30,000.00                                  3,582               79,975,720.86           16.54
$ 30,000.01 - $ 40,000.00                                  2,593               84,612,726.33           17.50
$ 40,000.01 - $ 50,000.00                                  1,714               75,143,163.42           15.54
$ 50,000.01 - $ 60,000.00                                  1,099               59,785,831.69           12.37
$ 60,000.01 - $ 70,000.00                                    707               45,586,018.98            9.43
$ 70,000.01 - $ 80,000.00                                    421               31,455,444.78            6.51
$ 80,000.01 - $ 90,000.00                                    275               23,222,774.56            4.80
$ 90,000.01 - $100,000.00                                    181               16,959,774.72            3.51
$100,000.01 - $110,000.00                                    121               12,640,403.63            2.61
$110,000.01 - $120,000.00                                     66                7,560,891.91            1.56
$120,000.01 - $130,000.00                                     47                5,847,754.66            1.21
$130,000.01 - $140,000.00                                     27                3,613,904.39            0.75
$140,000.01 - $150,000.00                                     32                4,635,515.34            0.96
$150,000.01 - $160,000.00                                      9                1,394,558.08            0.29
$160,000.01 - $170,000.00                                      3                  495,830.56            0.10
$170,000.01 - $180,000.00                                      1                  178,628.84            0.04
$190,000.01 - $200,000.00                                      1                  191,726.55            0.04
$210,000.01 - $220,000.00                                      1                  215,238.22            0.04
                                                          ------            ----------------          ------
TOTAL                                                     13,474            $ 483,428,300.26          100.00%
----------------------------------------------------------------------------------------------------------------

Contract Rate - Total Pool
----------------------------------------------------------------------------------------------------------------
                                                                                                   % OF CONTRACT
                                                                                                      POOL BY
                                                         NUMBER OF              AGGREGATE           OUTSTANDING
                                                        CONTRACTS AS        PRINCIPAL BALANCE      BALANCE AS OF
                                                       OF THE CUT-OFF       OUTSTANDING AS OF       THE CUT-OFF
                    CONTRACT RATES                          DATE            THE CUT-OFF DATE         DATE/(1)/
----------------------------------------------------------------------------------------------------------------
 4.001% -  5.000%                                              1            $      15,045.07               *
 5.001% -  6.000%                                              9                  285,549.10            0.06%
 6.001% -  7.000%                                              4                  233,612.77            0.05
 7.001% -  8.000%                                            341               27,295,084.04            5.65
 8.001% -  9.000%                                            847               50,611,564.62           10.47
 9.001% - 10.000%                                          1,256               63,171,450.98           13.07
10.001% - 11.000%                                          1,210               55,705,508.00           11.52
11.001% - 12.000%                                          2,572               79,620,589.02           16.47
12.001% - 13.000%                                          2,321               57,168,870.27           11.83
13.001% - 14.000%                                          1,206               36,675,044.72            7.59
14.001% - 15.000%                                            628               22,369,738.77            4.63
15.001% - 16.000%                                            489               17,459,595.43            3.61
16.001% - 17.000%                                            860               25,887,092.36            5.35
17.001% - 18.000%                                            930               27,468,091.39            5.68
18.001% - 19.000%                                            784               19,196,335.56            3.97
19.001% - 20.000%                                             16                  265,128.16            0.05
                                                          ------            ----------------          ------
TOTAL                                                     13,474            $ 483,428,300.26          100.00%
----------------------------------------------------------------------------------------------------------------

* Indicates an amount greater than 0.000% but less than 0.005% /(1)/ Percentages may not add up to 100% due to rounding

[Logo of Credit Suisse First Boston]

                                                         [Logo of Conseco Corp.]

CONSECO FINANCE SECURITIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
================================================================================

Original Loan-to-Value Ratios - Total Pool
--------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF CONTRACT
                                                                                                          POOL BY
                                                               NUMBER OF            AGGREGATE           OUTSTANDING
                                                             CONTRACTS AS       PRINCIPAL BALANCE      BALANCE AS OF
                                                            OF THE CUT-OFF      OUTSTANDING AS OF       THE CUT-OFF
                     LOAN-TO-VALUE RATIO                         DATE           THE CUT-OFF DATE        DATE/(1)/
--------------------------------------------------------------------------------------------------------------------
 0.01 -   5.00%                                                      6          $     121,225.86           0.03%
 5.01 -  10.00%                                                      2                112,824.98           0.02
10.01 -  15.00%                                                      9                431,081.65           0.09
15.01 -  20.00%                                                     10                325,283.05           0.07
20.01 -  25.00%                                                     13                464,931.48           0.10
25.01 -  30.00%                                                     29              1,042,338.63           0.22
30.01 -  35.00%                                                     31                852,620.90           0.18
35.01 -  40.00%                                                     49              1,217,504.76           0.25
40.01 -  45.00%                                                     54              1,585,495.27           0.33
45.01 -  50.00%                                                    108              3,044,281.79           0.63
50.01 -  55.00%                                                    124              3,742,247.04           0.77
55.01 -  60.00%                                                    161              5,702,566.25           1.18
60.01 -  65.00%                                                    209              7,288,243.64           1.51
65.01 -  70.00%                                                    290             10,442,555.63           2.16
70.01 -  75.00%                                                    469             17,785,215.08           3.68
75.01 -  80.00%                                                  1,255             43,606,383.02           9.02
80.01 -  85.00%                                                  1,053             36,205,601.38           7.49
85.01 -  90.00%                                                  4,623            146,565,360.69          30.32
90.01 -  95.00%                                                  4,029            165,607,865.18          34.26
95.01 - 100.00%                                                    950             37,284,673.98           7.71
                                                                ------          ----------------         ------
TOTAL                                                           13,474          $ 483,428,300.26         100.00%
--------------------------------------------------------------------------------------------------------------------

Remaining Months to Maturity - Total Pool
--------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF CONTRACT
                                                                                                          POOL BY
                                                              NUMBER OF             AGGREGATE           OUTSTANDING
                                                             CONTRACTS AS       PRINCIPAL BALANCE      BALANCE AS OF
                                                            OF THE CUT-OFF      OUTSTANDING AS OF       THE CUT-OFF
              MONTHS REMAINING AS OF CUT-OFF DATE                DATE           THE CUT-OFF DATE          DATE/(1)/
--------------------------------------------------------------------------------------------------------------------
  1 -  30                                                          260          $   1,232,446.79           0.25%
 31 -  60                                                        1,401             14,253,981.65           2.95
 61 -  90                                                          429              5,191,120.05           1.07
 91 - 120                                                        1,198             24,471,233.44           5.06
121 - 150                                                          355              8,011,494.76           1.66
151 - 180                                                        1,055             24,937,239.43           5.16
181 - 210                                                           39              1,221,727.39           0.25
211 - 240                                                        1,645             48,333,076.60          10.00
241 - 270                                                           12                730,381.34           0.15
271 - 300                                                        1,277             42,582,193.79           8.81
301 - 330                                                           18                803,849.12           0.17
331 - 360                                                        5,785            311,659,555.90          64.47
                                                                ------          ----------------         ------
TOTAL                                                           13,474          $ 483,428,300.26         100.00%
--------------------------------------------------------------------------------------------------------------------

/(1)/ Percentages may not add up to 100% due to rounding

[Logo of Credit Suisse First Boston]

                                                       [Logo of Conseco Corp.]

CONSECO FINANCE SECURITIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
================================================================================


FICO - Total Pool
------------------------------------------------------------------------------------------------------
                                                                                       % OF CONTRACT
                                                                                           POOL BY
                                        NUMBER OF                AGGREGATE               OUTSTANDING
                                       CONTRACTS AS           PRINCIPAL BALANCE          BALANCE AS OF
                                      OF THE CUT-OFF          OUTSTANDING AS OF           THE CUT-OFF
                       FICO                DATE               THE CUT-OFF DATE             DATE/(1)/
------------------------------------------------------------------------------------------------------
N/A                                       3,345            $    56,156,972.61                   11.62%
401 - 450                                     1                     21,599.30                    *
451 - 500                                   116                  3,655,409.51                    0.76
501 - 550                                 1,148                 41,546,254.46                    8.59
551 - 600                                 2,322                 95,144,057.31                   19.68
601 - 650                                 2,376                111,539,014.95                   23.07
651 - 700                                 2,072                 91,821,199.72                   18.99
701 - 750                                 1,375                 55,920,542.03                   11.57
751 - 800                                   655                 25,293,843.01                    5.23
801 - 850                                    64                  2,329,407.36                    0.48
                                         ------                 -------------                  ------
TOTAL                                    13,474            $   483,428,300.26                  100.00%
-----------------------------------------------------------------------------------------------------

* Indicates an amount greater than 0.000% but less than 0.005% /(1)/ Percentages may not add up to 100% due to rounding

[Logo of Credit Suisse First Boston]

                                                       [Logo of Conseco Corp.]

CONSECO FINANCE SECURITIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
================================================================================

New Property Subpool


Summary Characteristics - New Property Subpool
---------------------------------------------------------------------------
Number of Contracts:                                                  7,983
Balance of Contracts:                                     $  329,201,012.59
Weighted Average Contract Rate:                                       11.06 %
Range of Rates:                                              5.00 % - 19.25 %
Weighted Average Original Maturity:                                     326
Weighted Average Remaining Maturity:                                    312
Average Current Balance:                                  $       41,237.76
Weighted Average LTV:                                                 85.92 %
New/Used:                                                   100.00 % / 0.00 %
Weighted Average FICO                                                   650
Park/Private:                                               22.46 % / 77.54 %
Single/Multi:                                               19.40 % / 80.60 %
Conventional:                                                         99.95 %
Land/Home:                                                            32.56 %
FHA/VA:                                                       0.05 % / 0.00 %
---------------------------------------------------------------------------

Years of Origination - New Property Subpool
--------------------------------------------------------------------------------------------------------------------
                                                                                                   % OF CONTRACT
                                                                                                       POOL BY
                                                         NUMBER OF               AGGREGATE           OUTSTANDING
                                                        CONTRACTS AS         PRINCIPAL BALANCE       BALANCE AS OF
                                                       OF THE CUT-OFF        OUTSTANDING AS OF       THE CUT-OFF
                 YEAR OF ORIGINATION                        DATE              THE CUT-OFF DATE        DATE/(1)/
--------------------------------------------------------------------------------------------------------------------
1985                                                           1               $       10,965.48                 *
1987                                                           2                        6,013.09                 *
1988                                                          13                      139,119.44              0.04%
1989                                                          49                      472,067.32              0.14
1990                                                          20                      271,302.43              0.08
1991                                                         275                    4,385,946.09              1.33
1992                                                       1,963                   27,811,448.66              8.45
1994                                                           1                       28,601.50              0.01
1995                                                           1                       45,112.00              0.01
1996                                                           2                       57,013.23              0.02
1997                                                           1                       25,727.23              0.01
1998                                                           3                      169,227.75              0.05
1999                                                           3                      179,583.83              0.05
2000                                                          16                    1,168,917.81              0.36
2001                                                       1,284                   77,581,362.71             23.57
2002                                                       4,349                  216,848,604.02             65.87
                                                           -----               -----------------            ------
TOTAL                                                      7,983               $  329,201,012.59            100.00%
------------------------------------------------------------------------------------------------------------------

* Indicates an amount greater than 0.000% but less than 0.005%
/(1)/ Percentages may not add up to 100% due to rounding

[Logo of Credit Suisse First Boston]

                                                       [Logo of Conseco Corp.]

CONSECO FINANCE SECURITIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
================================================================================

Geographic Property Distribution - New Property Subpool
------------------------------------------------------------------------------------------------------------
                                                                                              % OF CONTRACT
                                                                                                 POOL BY
                                                   NUMBER OF             AGGREGATE             OUTSTANDING
                                                  CONTRACTS AS        PRINCIPAL BALANCE       BALANCE AS OF
                                                 OF THE CUT-OFF       OUTSTANDING AS OF        THE CUT-OFF
                          STATES                      DATE             THE CUT-OFF DATE         DATE/(1)/
------------------------------------------------------------------------------------------------------------
Alabama                                                 497           $      15,744,527.79          4.78%
Arizona                                                 256                  14,345,899.74          4.36
Arkansas                                                166                   6,801,886.82          2.07
California                                              253                  14,963,212.00          4.55
Colorado                                                 93                   4,753,062.19          1.44
Connecticut                                               1                      32,211.00          0.01
Delaware                                                 22                   1,032,064.20          0.31
District of Columbia                                      1                      85,340.81          0.03
Florida                                                 554                  28,018,080.63          8.51
Georgia                                                 575                  22,759,951.79          6.91
Idaho                                                    17                     973,826.10          0.30
Illinois                                                 75                   2,722,248.12          0.83
Indiana                                                 137                   6,606,780.80          2.01
Iowa                                                     24                     680,548.90          0.21
Kansas                                                   67                   2,623,115.94          0.80
Kentucky                                                230                   7,884,620.14          2.40
Louisiana                                               252                  10,534,887.20          3.20
Maine                                                    45                   2,223,571.73          0.68
Maryland                                                 30                   1,169,470.32          0.36
Massachusetts                                             2                      53,336.08          0.02
Michigan                                                406                  19,236,158.30          5.84
Minnesota                                                89                   3,535,761.17          1.07
Mississippi                                             251                   7,707,843.03          2.34
Missouri                                                179                   6,912,878.47          2.10
Montana                                                  32                   1,261,244.86          0.38
Nebraska                                                 17                     580,202.19          0.18
Nevada                                                   54                   2,274,745.60          0.69
New Hampshire                                            23                   1,146,957.19          0.35
New Jersey                                                3                      99,942.15          0.03
New Mexico                                              248                   8,796,454.81          2.67
New York                                                163                   8,588,582.46          2.61
North Carolina                                          658                  19,181,187.89          5.83
North Dakota                                              5                     173,518.30          0.05
Ohio                                                    180                  10,748,128.38          3.26
Oklahoma                                                275                  12,163,397.21          3.69
Oregon                                                   62                   3,269,442.53          0.99
Pennsylvania                                            160                   6,996,211.15          2.13
Rhode Island                                              2                     106,692.16          0.03
South Carolina                                          470                  16,110,544.53          4.89
South Dakota                                             19                     959,821.93          0.29
Tennessee                                               312                  10,489,523.27          3.19
Texas                                                   576                  23,309,802.19          7.08
Utah                                                     13                     713,747.43          0.22
Vermont                                                  24                   1,489,117.56          0.45
Virginia                                                140                   4,509,714.33          1.37
Washington                                               78                   4,961,387.93          1.51
West Virginia                                           195                   7,601,491.15          2.31
Wisconsin                                                22                     772,841.78          0.23
Wyoming                                                  30                   1,495,030.34          0.45
                                                      -----           --------------------        ------
TOTAL                                                 7,983           $     329,201,012.59        100.00%
--------------------------------------------------------------------------------------------------------

/(1)/ Percentages may not add up to 100% due to rounding

[Logo of Credit Suisse First Boston]

                                                         [Logo of Conseco Corp.]

CONSECO FINANCE SECURITIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.

Original Contract Amounts - New Property Subpool
--------------------------------------------------------------------------------------------------
                                                                                  % OF CONTRACT
                                                                                      POOL BY
                                              NUMBER OF          AGGREGATE          OUTSTANDING
                                            CONTRACTS AS      PRINCIPAL BALANCE     BALANCE AS OF
                                           OF THE CUT-OFF     OUTSTANDING AS OF      THE CUT-OFF
             ORIGINAL CONTRACT AMOUNT          DATE            THE CUT-OFF DATE       DATE/(1)/
-------------------------------------------------------------------------------------------------
$      0.01 - $ 10,000.00                          21          $     150,879.04           0.05%
$ 10,000.01 - $ 20,000.00                       1,126             10,917,182.76           3.32
$ 20,000.01 - $ 30,000.00                       1,611             31,835,659.87           9.67
$ 30,000.01 - $ 40,000.00                       1,471             46,749,076.24          14.20
$ 40,000.01 - $ 50,000.00                       1,156             50,368,090.98          15.30
$ 50,000.01 - $ 60,000.00                         875             47,657,756.35          14.48
$ 60,000.01 - $ 70,000.00                         616             39,731,593.34          12.07
$ 70,000.01 - $ 80,000.00                         384             28,708,279.43           8.72
$ 80,000.01 - $ 90,000.00                         253             21,352,522.20           6.49
$ 90,000.01 - $100,000.00                         171             16,021,556.69           4.87
$100,000.01 - $110,000.00                         116             12,118,608.10           3.68
$110,000.01 - $120,000.00                          66              7,560,891.91           2.30
$120,000.01 - $130,000.00                          47              5,847,754.66           1.78
$130,000.01 - $140,000.00                          24              3,213,086.81           0.98
$140,000.01 - $150,000.00                          31              4,492,091.96           1.36
$150,000.01 - $160,000.00                           9              1,394,558.08           0.42
$160,000.01 - $170,000.00                           3                495,830.56           0.15
$170,000.01 - $180,000.00                           1                178,628.84           0.05
$190,000.01 - $200,000.00                           1                191,726.55           0.06
$210,000.01 - $220,000.00                           1                215,238.22           0.07
                                                -----          ----------------         ------
TOTAL                                           7,983          $ 329,201,012.59         100.00%
----------------------------------------------------------------------------------------------


     Contract Rate - New Property Subpool
------------------------------------------------------------------------------------------------------
                                                                                       % OF CONTRACT
                                                                                          POOL BY
                                           NUMBER OF              AGGREGATE             OUTSTANDING
                                         CONTRACTS AS         PRINCIPAL BALANCE        BALANCE AS OF
                                        OF THE CUT-OFF        OUTSTANDING AS OF         THE CUT-OFF
        CONTRACT RATES                       DATE             THE CUT-OFF DATE            DATE/(1)/
-----------------------------------------------------------------------------------------------------
 4.001% -  5.000%                                 1           $       15,045.07                *
 5.001% -  6.000%                                 8                  255,132.16             0.08%
 6.001% -  7.000%                                 4                  233,612.77             0.07
 7.001% -  8.000%                               339               27,214,265.65             8.27
 8.001% -  9.000%                               733               45,949,940.22            13.96
 9.001% - 10.000%                               873               49,777,531.95            15.12
10.001% - 11.000%                               919               46,531,624.23            14.13
11.001% - 12.000%                             2,036               63,526,192.41            19.30
12.001% - 13.000%                             1,618               43,522,047.16            13.22
13.001% - 14.000%                               824               27,867,021.57             8.47
14.001% - 15.000%                               337               13,251,623.18             4.03
15.001% - 16.000%                               174                6,996,235.88             2.13
16.001% - 17.000%                                70                2,375,503.21             0.72
17.001% - 18.000%                                32                1,233,135.77             0.37
18.001% - 19.000%                                14                  416,407.67             0.13
19.001% - 20.000%                                 1                   35,693.69             0.01
                                              -----           -----------------           ------
TOTAL                                         7,983           $  329,201,012.59           100.00%
------------------------------------------------------------------------------------------------

* Indicates an amount greater than 0.000% but less than 0.005%
/(1)/  Percentages may not add up to 100% due to rounding


[Logo of Credit Suisse First Boston]

                                                         [Logo of Conseco Corp.]
CONSECO FINANCE SECURITIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.

Original Loan-to-Value Ratios - New Property Subpool
-------------------------------------------------------------------------------------------------------------
                                                                                               % OF CONTRACT
                                                                                                   POOL BY
                                                   NUMBER OF              AGGREGATE              OUTSTANDING
                                                 CONTRACTS AS         PRINCIPAL BALANCE         BALANCE AS OF
                                                OF THE CUT-OFF        OUTSTANDING AS OF          THE CUT-OFF
                      LOAN-TO-VALUE RATIO            DATE             THE CUT-OFF DATE            DATE/(1)/
------------------------------------------------------------------------------------------------------------
 0.01 -   5.00%                                         3             $      61,117.48                0.02%
 5.01 -  10.00%                                         2                   112,824.98                0.03
10.01 -  15.00%                                         6                   314,212.27                0.10
15.01 -  20.00%                                         7                   224,621.15                0.07
20.01 -  25.00%                                         9                   391,805.83                0.12
25.01 -  30.00%                                        20                   875,049.78                0.27
30.01 -  35.00%                                        20                   626,040.09                0.19
35.01 -  40.00%                                        32                   932,459.65                0.28
40.01 -  45.00%                                        34                 1,107,716.81                0.34
45.01 -  50.00%                                        65                 2,150,776.24                0.65
50.01 -  55.00%                                        79                 2,793,103.74                0.85
55.01 -  60.00%                                       110                 4,156,246.01                1.26
60.01 -  65.00%                                       132                 5,649,610.95                1.72
65.01 -  70.00%                                       186                 7,962,705.28                2.42
70.01 -  75.00%                                       302                13,595,427.07                4.13
75.01 -  80.00%                                       856                33,594,270.29               10.20
80.01 -  85.00%                                       736                28,449,500.44                8.64
85.01 -  90.00%                                     3,333               115,355,984.24               35.04
90.01 -  95.00%                                     1,798                96,360,286.94               29.27
95.01 - 100.00%                                       253                14,487,253.35                4.40
                                                    -----             ----------------              ------
TOTAL                                               7,983             $ 329,201,012.59              100.00%
----------------------------------------------------------------------------------------------------------


Remaining Months to Maturity - New Property Subpool
-----------------------------------------------------------------------------------------------------------
                                                                                             % OF CONTRACT
                                                                                                 POOL BY
                                                     NUMBER OF             AGGREGATE           OUTSTANDING
                                                    CONTRACTS AS       PRINCIPAL BALANCE      BALANCE AS OF
                                                   OF THE CUT-OFF      OUTSTANDING AS OF       THE CUT-OFF
   MONTHS REMAINING AS OF CUT-OFF DATE                  DATE           THE CUT-OFF DATE         DATE/(1)/
-----------------------------------------------------------------------------------------------------------
  1 -  30                                               142            $      767,199.62              0.23%
 31 -  60                                             1,131                11,645,010.78              3.54
 61 -  90                                               265                 3,224,477.33              0.98
 91 - 120                                               785                17,695,872.47              5.38
121 - 150                                               243                 5,780,273.98              1.76
151 - 180                                               284                 9,183,433.58              2.79
181 - 210                                                16                   549,387.99              0.17
211 - 240                                               538                19,192,995.76              5.83
241 - 270                                                 8                   587,103.30              0.18
271 - 300                                               309                10,918,331.27              3.32
301 - 330                                                 7                   289,695.61              0.09
331 - 360                                             4,255               249,367,230.90             75.75
                                                     ------            -----------------            ------
TOTAL                                                 7,983            $  329,201,012.59            100.00%
----------------------------------------------------------------------------------------------------------

/(1)/ Percentages may not add up to 100% due to rounding


[Logo of Credit Suisse First Boston]

                                                         [Logo of Conseco Corp.]

CONSECO FINANCE SECURITIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.

FICO - New Property Subpool
-----------------------------------------------------------------------------------------------
                                                                                % OF CONTRACT
                                                                                   POOL BY
                                            NUMBER OF          AGGREGATE         OUTSTANDING
                                           CONTRACTS AS    PRINCIPAL BALANCE    BALANCE AS OF
                                          OF THE CUT-OFF   OUTSTANDING AS OF     THE CUT-OFF
                       FICO                    DATE        THE CUT-OFF DATE       DATE/(1)/
-----------------------------------------------------------------------------------------------
N/A                                         2,481          $   40,140,252.72        12.19%
451 - 500                                       5                 228,808.70         0.07
501 - 550                                     198              10,647,685.26         3.23
551 - 600                                     912              50,047,849.58        15.20
601 - 650                                   1,717              93,415,770.47        28.38
651 - 700                                   1,378              72,908,114.87        22.15
701 - 750                                     827              40,898,055.42        12.42
751 - 800                                     426              19,127,305.58         5.81
801 - 850                                      39               1,787,169.99         0.54
                                            -----          -----------------       ------
TOTAL                                       7,983          $  329,201,012.59       100.00%
-----------------------------------------------------------------------------------------------

/(1)/  Percentages may not add up to 100% due to rounding

[Logo of Credit Suisse First Boston]

                                                         [Logo of Conseco Corp.]

CONSECO FINANCE SECURITIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.

Used Property/Non-Repo Subpool

Summary Characteristics - Used Property/Non-Repo Subpool
-----------------------------------------------------------------------------
Number of Contracts:                                                  2,072
Balance of Contracts:                                     $   47,988,109.94
Weighted Average Contract Rate:                                       12.97%
Range of Rates:                                               7.99% - 19.99%
Weighted Average Original. Maturity:                                    240
Weighted Average Remaining Maturity:                                    230
Average Current Balance:                                  $       23,160.28
Weighted Average LTV:                                                 84.88%
New/Used:                                                      0.00%/100.00%
Weighted Average FICO                                                   668
Park/Private:                                                  53.54%/46.46%
Single/Multi:                                                  52.50%/47.50%
Conventional:                                                         99.90%
Land/Home:                                                            24.57%
FHA/VA:                                                          0.10%/0.00%
-----------------------------------------------------------------------------

Years of Origination - Used Property/Non-Repo Subpool
----------------------------------------------------------------------------------------------
                                                                                % OF CONTRACT
                                                                                   POOL BY
                                            NUMBER OF          AGGREGATE         OUTSTANDING
                                           CONTRACTS AS    PRINCIPAL BALANCE    BALANCE AS OF
                                          OF THE CUT-OFF   OUTSTANDING AS OF     THE CUT-OFF
   YEAR OF ORIGINATION                         DATE        THE CUT-OFF DATE       DATE/(1)/
----------------------------------------------------------------------------------------------
1985                                              1         $     10,345.90           0.02%
1989                                              5               96,237.37           0.20
1990                                              2               18,639.61           0.04
1991                                             31              195,357.54           0.41
1992                                            252            2,694,438.26           5.61
1999                                              2               91,237.62           0.19
2000                                              1              132,861.80           0.28
2001                                            259            6,770,878.72          14.11
2002                                          1,519           37,978,113.12          79.14
                                              -----         ---------------        -------
TOTAL                                         2,072         $ 47,988,109.94         100.00%
----------------------------------------------------------------------------------------------

/(1)/ Percentages may not add up to 100% due to rounding

[Logo of Credit Suisse First Boston]

                                                        [Logo of Conseco Corp.]

CONSECO FINANCE SECURITIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
================================================================================

Geographic Property Distribution - Used Property/Non-Repo Subpool
------------------------------------------------------------------------------
                                                                 % OF CONTRACT
                                                                    POOL BY
                         NUMBER OF            AGGREGATE           OUTSTANDING
                       CONTRACTS AS       PRINCIPAL BALANCE      BALANCE AS OF
                      OF THE CUT-OFF      OUTSTANDING AS OF       THE CUT-OFF
      STATES              DATE            THE CUT-OFF DATE         DATE/(1)/
------------------------------------------------------------------------------
Alabama                     80            $   1,937,570.88            4.04%
Arizona                     71                1,549,159.51            3.23
Arkansas                    33                  592,369.38            1.23
California                 136                3,937,068.87            8.20
Colorado                    84                1,990,954.85            4.15
Connecticut                  2                   60,703.41            0.13
Delaware                    12                  211,800.27            0.44
Florida                    114                2,946,202.15            6.14
Georgia                     68                2,056,014.70            4.28
Idaho                        4                   67,899.37            0.14
Illinois                    29                  492,291.64            1.03
Indiana                     76                1,700,498.84            3.54
Iowa                        38                  727,943.04            1.52
Kansas                      26                  601,069.03            1.25
Kentucky                    36                  737,389.97            1.54
Louisiana                   42                  929,332.63            1.94
Maine                        9                  238,461.67            0.50
Maryland                    19                  318,827.05            0.66
Michigan                   154                3,673,307.30            7.65
Minnesota                   97                1,915,601.15            3.99
Mississippi                 26                  585,983.98            1.22
Missouri                    71                1,405,701.30            2.93
Montana                     16                  473,832.02            0.99
Nebraska                    19                  462,048.88            0.96
Nevada                      20                  395,457.77            0.82
New Hampshire               10                  478,914.59            1.00
New Jersey                   2                   23,553.64            0.05
New Mexico                  44                  942,498.27            1.96
New York                    51                1,349,971.87            2.81
North Carolina              74                1,811,274.81            3.77
North Dakota                15                  367,481.83            0.77
Ohio                       100                1,890,381.38            3.94
Oklahoma                    58                1,316,297.88            2.74
Oregon                      25                  539,557.54            1.12
Pennsylvania                55                  998,220.61            2.08
South Carolina              45                1,037,145.20            2.16
South Dakota                26                  725,285.32            1.51
Tennessee                   43                  995,105.60            2.07
Texas                       88                1,856,506.73            3.87
Utah                         7                  199,497.92            0.42
Vermont                      7                  212,585.97            0.44
Virginia                    38                  705,897.20            1.47
Washington                  29                1,016,814.10            2.12
West Virginia               27                  557,087.94            1.16
Wisconsin                   27                  495,085.30            1.03
Wyoming                     19                  461,456.58            0.96
                         -----            ----------------          ------
TOTAL                    2,072            $  47,988,109.94          100.00%
------------------------------------------------------------------------------
/(1)/ Percentages may not add up to 100% due to rounding

[Logo of Credit Suisse First Boston]

                                                         [Logo of Conseco Corp.]
CONSECO FINANCE SECURITIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.


Original Contract Amounts - Used Property/Non-Repo Subpool
--------------------------------------------------------------------------------
                                                                   % OF CONTRACT
                                                                      POOL BY
                               NUMBER OF          AGGREGATE         OUTSTANDING
                             CONTRACTS AS     PRINCIPAL BALANCE    BALANCE AS OF
                              THE CUT-OFF     OUTSTANDING AS OF     THE CUT-OFF
          AMOUNT                 DATE          THE CUT-OFF DATE      DATE/(1)/
--------------------------------------------------------------------------------
$      0.01 - $ 10,000.00        138          $   1,096,179.65          2.28%
$ 10,000.01 - $ 20,000.00        900             11,853,404.08         24.70
$ 20,000.01 - $ 30,000.00        498             11,323,672.89         23.60
$ 30,000.01 - $ 40,000.00        266              8,756,724.72         18.25
$ 40,000.01 - $ 50,000.00        132              5,790,263.55         12.07
$ 50,000.01 - $ 60,000.00         65              3,507,609.02          7.31
$ 60,000.01 - $ 70,000.00         32              2,044,649.95          4.26
$ 70,000.01 - $ 80,000.00         17              1,261,028.80          2.63
$ 80,000.01 - $ 90,000.00         11                923,402.63          1.92
$ 90,000.01 - $100,000.00          5                467,323.29          0.97
$100,000.01 - $110,000.00          4                419,610.40          0.87
$130,000.01 - $140,000.00          3                400,817.58          0.84
$140,000.01 - $150,000.00          1                143,423.38          0.30
                               -----          ----------------        ------
TOTAL                          2,072          $  47,988,109.94        100.00%
----------------------------------------------------------------------------

Contract Rate - Used Property/Non-Repo Subpool
--------------------------------------------------------------------------------
                                                                   % OF CONTRACT
                                                                      POOL BY
                               NUMBER OF          AGGREGATE         OUTSTANDING
                             CONTRACTS AS     PRINCIPAL BALANCE    BALANCE AS OF
                              THE CUT-OFF     OUTSTANDING AS OF     THE CUT-OFF
       CONTRACT RATES            DATE          THE CUT-OFF DATE      DATE/(1)/
--------------------------------------------------------------------------------
 7.001% -  8.000%                   2          $      80,818.39         0.17%
 8.001% -  9.000%                  28              1,458,277.50         3.04
 9.001% - 10.000%                 102              4,103,476.05         8.55
10.001% - 11.000%                 219              6,390,566.05        13.32
11.001% - 12.000%                 281              7,528,093.33        15.69
12.001% - 13.000%                 479              8,629,664.23        17.98
13.001% - 14.000%                 325              6,714,593.45        13.99
14.001% - 15.000%                 158              3,426,725.15         7.14
15.001% - 16.000%                 122              3,010,811.82         6.27
16.001% - 17.000%                 110              2,519,484.16         5.25
17.001% - 18.000%                  97              1,938,002.35         4.04
18.001% - 19.000%                 134              1,958,162.99         4.08
19.001% - 20.000%                  15                229,434.47         0.48
                                -----          ----------------       ------
TOTAL                           2,072          $  47,988,109.94       100.00%
--------------------------------------------------------------------------------
/(1)/ Percentages may not add up to 100% due to rounding

[Logo of Credit Suisse First Boston]

                                                         [Logo of Conseco Corp.]

CONSECO FINANCE SECURITIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
================================================================================

Original Loan-to-Value Ratios - Used Property/Non-Repo Subpool
--------------------------------------------------------------------------------------------------------------
                                                                                                 % OF CONTRACT
                                                                                                    POOL BY
                                                       NUMBER OF            AGGREGATE             OUTSTANDING
                                                     CONTRACTS AS       PRINCIPAL BALANCE        BALANCE AS OF
                                                    OF THE CUT-OFF      OUTSTANDING AS OF         THE CUT-OFF
                    LOAN-TO-VALUE RATIO                  DATE           THE CUT-OFF DATE           DATE/(1)/
--------------------------------------------------------------------------------------------------------------
 0.01 -   5.00%                                             2            $     38,044.21              0.08%
10.01 -  15.00%                                             2                  81,942.44              0.17
15.01 -  20.00%                                             3                 100,661.90              0.21
20.01 -  25.00%                                             2                  54,099.05              0.11
25.01 -  30.00%                                             5                  84,630.07              0.18
30.01 -  35.00%                                             8                 169,580.58              0.35
35.01 -  40.00%                                            12                 191,230.81              0.40
40.01 -  45.00%                                            16                 359,782.91              0.75
45.01 -  50.00%                                            33                 610,117.21              1.27
50.01 -  55.00%                                            37                 673,929.03              1.40
55.01 -  60.00%                                            38               1,058,189.54              2.21
60.01 -  65.00%                                            49                 977,217.09              2.04
65.01 -  70.00%                                            68               1,468,086.27              3.06
70.01 -  75.00%                                           116               2,609,133.26              5.44
75.01 -  80.00%                                           239               4,983,145.81             10.38
80.01 -  85.00%                                           173               3,615,750.49              7.53
85.01 -  90.00%                                           603              12,206,557.46             25.44
90.01 -  95.00%                                           467              12,278,419.10             25.59
95.01 - 100.00%                                           199               6,427,592.71             13.39
                                                        -----            ---------------            ------
TOTAL                                                   2,072            $ 47,988,109.94            100.00%
--------------------------------------------------------------------------------------------------------------

Remaining Months to Maturity - Used Property/Non-Repo Subpool
--------------------------------------------------------------------------------------------------------------
                                                                                                 % OF CONTRACT
                                                                                                    POOL BY
                                                      NUMBER OF             AGGREGATE             OUTSTANDING
                                                     CONTRACTS AS       PRINCIPAL BALANCE        BALANCE AS OF
                                                    OF THE CUT-OFF      OUTSTANDING AS OF         THE CUT-OFF
           MONTHS REMAINING AS OF CUT-OFF DATE           DATE           THE CUT-OFF DATE            DATE/(1)/
--------------------------------------------------------------------------------------------------------------
  1 -  30                                                  81            $    314,845.24              0.66%
 31 -  60                                                 195               1,910,198.57              3.98
 61 -  90                                                 139               1,672,924.77              3.49
 91 - 120                                                 351               5,627,996.84             11.73
121 - 150                                                  95               1,885,654.53              3.93
151 - 180                                                 434               8,566,804.20             17.85
181 - 210                                                  22                 654,609.25              1.36
211 - 240                                                 335               9,124,411.18             19.01
241 - 270                                                   3                 119,536.91              0.25
271 - 300                                                 166               6,037,716.31             12.58
301 - 330                                                  10                 483,447.12              1.01
331 - 360                                                 241              11,589,965.02             24.15
                                                        -----            ---------------            ------
TOTAL                                                   2,072            $ 47,988,109.94            100.00%
--------------------------------------------------------------------------------------------------------------

/(1)/ Percentages may not add up to 100% due to rounding

[Logo of Credit Suisse First Boston]

                                                         [Logo of Conseco Corp.]

CONSECO FINANCE SECURITIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
================================================================================

FICO - Used Property/Non-Repo Subpool
-----------------------------------------------------------------------------------------------------------
                                                                                              % OF CONTRACT
                                                                                                 POOL BY
                                                   NUMBER OF             AGGREGATE             OUTSTANDING
                                                 CONTRACTS AS        PRINCIPAL BALANCE        BALANCE AS OF
                                                OF THE CUT-OFF       OUTSTANDING AS OF         THE CUT-OFF
                       FICO                          DATE             THE CUT-OFF DATE          DATE/(1)/
-----------------------------------------------------------------------------------------------------------
N/A                                                  325              $  3,734,576.62              7.78%
451 - 500                                              1                    48,612.88              0.10
501 - 550                                             30                 1,065,575.54              2.22
551 - 600                                            175                 4,592,452.05              9.57
601 - 650                                            456                11,638,509.94             24.25
651 - 700                                            532                13,688,480.25             28.52
701 - 750                                            384                 9,381,750.94             19.55
751 - 800                                            152                 3,536,884.58              7.37
801 - 850                                             17                   301,267.14              0.63
                                                  ------              ---------------            ------
TOTAL                                              2,072              $ 47,988,109.94            100.00%
-----------------------------------------------------------------------------------------------------------

/(1)/ Percentages may not add up to 100% due to rounding

[Logo of Credit Suisse First Boston]

                                                         [Logo of Conseco Corp.]

CONSECO FINANCE SECURITIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
================================================================================

Used Property/Repo Subpool

Summary Characteristics - Used Property/Repo Subpool
------------------------------------------------------------------------
Number of Contracts:                                               3,419
Balance of Contracts:                                   $ 106,239,177.73
Weighted Average Contract Rate:                                    15.34%
Range of Rates:                                            6.00%-  19.00%
Weighted Average Original Maturity:                                  306
Weighted Average Remaining Maturity:                                 302
Average Current Balance:                                $      31,073.17
Weighted Average LTV:                                              91.00%
Weighted Average FICO                                                581
New/Used:                                                  0.00% /100.00%
Park/Private:                                             48.95% / 51.05%
Single/Multi:                                             51.14% / 48.86%
Conventional:                                                     100.00%
Land/Home:                                                         11.59%
FHA/VA:                                                    0.00% /  0.00%
------------------------------------------------------------------------

Years of Origination - Used Property/Repo Subpool
-----------------------------------------------------------------------------------------------------------
                                                                                           % OF CONTRACT
                                                                                               POOL BY
                                              NUMBER OF              AGGREGATE               OUTSTANDING
                                             CONTRACTS AS         PRINCIPAL BALANCE          BALANCE AS OF
                                            OF THE CUT-OFF        OUTSTANDING AS OF          THE CUT-OFF
   YEAR OF ORIGINATION                           DATE             THE CUT-OFF DATE              DATE/(1)/
-----------------------------------------------------------------------------------------------------------
1991                                                 2            $       9,686.22                  0.01%
1992                                               144                1,396,384.06                  1.31
2000                                                 3                  150,888.54                  0.14
2001                                               383               12,317,147.26                 11.59
2002                                             2,887               92,365,071.65                 86.94
                                               -------            ----------------               -------
TOTAL                                            3,419            $ 106,239,177.73                100.00%
--------------------------------------------------------------------------------------------------------

/(1)/   Percentages may not add up to 100% due to rounding

[Logo of Credit Suisse First Boston]

                                                         [Logo of Conseco Corp.]

CONSECO FINANCE SECURITIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
================================================================================

Geographic Property Distribution - Used Property/Repo Subpool
------------------------------------------------------------------------------------------------------------------
                                                                                                    % OF CONTRACT
                                                                                                       POOL BY
                                                 NUMBER OF             AGGREGATE                     OUTSTANDING
                                               CONTRACTS AS        PRINCIPAL BALANCE                BALANCE AS OF
                                               OF THE CUT-OFF      OUTSTANDING AS OF                 THE CUT-OFF
                        STATES                      DATE           THE CUT-OFF DATE                    DATE/(1)/
------------------------------------------------------------------------------------------------------------------
Alabama                                             382           $      11,271,555.16                   10.61%
Arizona                                              38                   1,055,517.02                    0.99
Arkansas                                             61                   1,633,428.41                    1.54
California                                           46                   1,551,672.72                    1.46
Colorado                                             65                   2,379,472.21                    2.24
Delaware                                             16                     472,065.31                    0.44
Florida                                             158                   6,269,217.21                    5.90
Georgia                                             194                   6,524,426.50                    6.14
Idaho                                                14                     374,388.43                    0.35
Illinois                                             56                   1,419,272.97                    1.34
Indiana                                              75                   2,075,423.87                    1.95
Iowa                                                 22                     487,177.16                    0.46
Kansas                                               59                   1,707,748.00                    1.61
Kentucky                                             94                   2,466,934.06                    2.32
Louisiana                                            91                   2,596,124.55                    2.44
Maine                                                 9                     218,041.21                    0.21
Maryland                                              8                     205,266.34                    0.19
Michigan                                            168                   5,701,953.24                    5.37
Minnesota                                            37                   1,127,996.49                    1.06
Mississippi                                         140                   4,032,968.50                    3.80
Missouri                                            128                   3,051,350.84                    2.87
Montana                                               8                     255,881.77                    0.24
Nebraska                                              8                     179,349.34                    0.17
Nevada                                               14                     529,705.49                    0.50
New Hampshire                                         3                      63,974.16                    0.06
New Mexico                                           98                   2,634,976.13                    2.48
New York                                             20                     512,246.23                    0.48
North Carolina                                      362                  10,788,069.54                   10.15
North Dakota                                          9                     311,955.34                    0.29
Ohio                                                 58                   1,526,799.99                    1.44
Oklahoma                                             77                   2,508,624.42                    2.36
Oregon                                               30                   1,129,175.98                    1.06
Pennsylvania                                         26                     676,262.17                    0.64
South Carolina                                      280                  10,693,258.62                   10.07
South Dakota                                         15                     420,868.24                    0.40
Tennessee                                            69                   1,829,297.30                    1.72
Texas                                               306                  10,447,613.15                    9.83
Utah                                                 12                     332,432.98                    0.31
Vermont                                               6                     244,280.19                    0.23
Virginia                                             56                   1,402,277.14                    1.32
Washington                                           43                   1,694,969.00                    1.60
West Virginia                                        31                     724,365.15                    0.68
Wisconsin                                            15                     363,175.27                    0.34
Wyoming                                              12                     347,619.93                    0.33
                                                  -----           --------------------                  ------
TOTAL                                             3,419           $     106,239,177.73                  100.00%
--------------------------------------------------------------------------------------------------------------

/(1)/  Percentages may not add up to 100% due to rounding

[Logo of Credit Suisse First Boston]

                                                         [Logo of Conseco Corp.]

CONSECO FINANCE SECURITIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.

Original Contract Amounts - Used Property/Repo Subpool
--------------------------------------------------------------------------------------------------------------
                                                                                               % OF CONTRACT
                                                                                                  POOL BY
                                                           NUMBER OF          AGGREGATE         OUTSTANDING
                                                          CONTRACTS AS    PRINCIPAL BALANCE    BALANCE AS OF
                                                         OF THE CUT-OFF   OUTSTANDING AS OF     THE CUT-OFF
               ORIGINAL CONTRACT AMOUNT                       DATE        THE CUT-OFF DATE       DATE/(1)/
--------------------------------------------------------------------------------------------------------------
$      0.01 - $ 10,000.00                                      12         $       92,745.86         0.09%
$ 10,000.01 - $ 20,000.00                                     397              5,802,001.35         5.46
$ 20,000.01 - $ 30,000.00                                   1,473             36,816,388.10        34.65
$ 30,000.01 - $ 40,000.00                                     856             29,106,925.37        27.40
$ 40,000.01 - $ 50,000.00                                     426             18,984,808.89        17.87
$ 50,000.01 - $ 60,000.00                                     159              8,620,466.32         8.11
$ 60,000.01 - $ 70,000.00                                      59              3,809,775.69         3.59
$ 70,000.01 - $ 80,000.00                                      20              1,486,136.55         1.40
$ 80,000.01 - $ 90,000.00                                      11                946,849.73         0.89
$ 90,000.01 - $100,000.00                                       5                470,894.74         0.44
$100,000.01 - $110,000.00                                       1                102,185.13         0.10
                                                            -----         -----------------       ------
TOTAL                                                       3,419         $  106,239,177.73       100.00%

Contract Rate - Used Property/Repo Subpool
--------------------------------------------------------------------------------------------------------------
                                                                                               % OF CONTRACT
                                                                                                  POOL BY
                                                           NUMBER OF          AGGREGATE         OUTSTANDING
                                                          CONTRACTS AS    PRINCIPAL BALANCE    BALANCE AS OF
                                                         OF THE CUT-OFF   OUTSTANDING AS OF     THE CUT-OFF
                    CONTRACT RATE                             DATE        THE CUT-OFF DATE       DATE/(1)/
--------------------------------------------------------------------------------------------------------------
 5.001% -  6.000%                                               1         $       30,416.94         0.03%
 8.001% -  9.000%                                              86              3,203,346.90         3.02
 9.001% - 10.000%                                             281              9,290,442.98         8.74
10.001% - 11.000%                                              72              2,783,317.72         2.62
11.001% - 12.000%                                             255              8,566,303.28         8.06
12.001% - 13.000%                                             224              5,017,158.88         4.72
13.001% - 14.000%                                              57              2,093,429.70         1.97
14.001% - 15.000%                                             133              5,691,390.44         5.36
15.001% - 16.000%                                             193              7,452,547.73         7.01
16.001% - 17.000%                                             680             20,992,104.99        19.76
17.001% - 18.000%                                             801             24,296,953.27        22.87
18.001% - 19.000%                                             636             16,821,764.90        15.83
                                                            -----         -----------------      -------
TOTAL                                                       3,419         $  106,239,177.73       100.00%
--------------------------------------------------------------------------------------------------------------

/(1)/ Percentages may not add up to 100% due to rounding

[Logo of Credit Suisse First Boston]

                                                         [Logo of Conseco Corp.]

CONSECO FINANCE SECURITIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.

Original Loan-to-Value Ratios - Used Property/Repo Subpool
--------------------------------------------------------------------------------------------------------------
                                                                                               % OF CONTRACT
                                                                                                  POOL BY
                                                           NUMBER OF          AGGREGATE         OUTSTANDING
                                                          CONTRACTS AS    PRINCIPAL BALANCE    BALANCE AS OF
                                                         OF THE CUT-OFF   OUTSTANDING AS OF     THE CUT-OFF
                     LOAN-TO-VALUE RATIO                      DATE        THE CUT-OFF DATE       DATE/(1)/
--------------------------------------------------------------------------------------------------------------
 0.01 -   5.00%                                                 1         $      22,064.17           0.02%
10.01 -  15.00%                                                 1                34,926.94           0.03
20.01 -  25.00%                                                 2                19,026.60           0.02
25.01 -  30.00%                                                 4                82,658.78           0.08
30.01 -  35.00%                                                 3                57,000.23           0.05
35.01 -  40.00%                                                 5                93,814.30           0.09
40.01 -  45.00%                                                 4               117,995.55           0.11
45.01 -  50.00%                                                10               283,388.34           0.27
50.01 -  55.00%                                                 8               275,214.27           0.26
55.01 -  60.00%                                                13               488,130.70           0.46
60.01 -  65.00%                                                28               661,415.60           0.62
65.01 -  70.00%                                                36             1,011,764.08           0.95
70.01 -  75.00%                                                51             1,580,654.75           1.49
75.01 -  80.00%                                               160             5,028,966.92           4.73
80.01 -  85.00%                                               144             4,140,350.45           3.90
85.01 -  90.00%                                               687            19,002,818.99          17.89
90.01 -  95.00%                                             1,764            56,969,159.14          53.62
95.01 - 100.00%                                               498            16,369,827.92          15.41
                                                            -----         ----------------        -------
TOTAL                                                       3,419         $ 106,239,177.73         100.00%
--------------------------------------------------------------------------------------------------------------

Remaining Months to Maturity - Used Property/Repo Subpool
--------------------------------------------------------------------------------------------------------------
                                                                                               % OF CONTRACT
                                                                                                  POOL BY
                                                           NUMBER OF          AGGREGATE         OUTSTANDING
                                                          CONTRACTS AS    PRINCIPAL BALANCE    BALANCE AS OF
                                                         OF THE CUT-OFF   OUTSTANDING AS OF     THE CUT-OFF
   MONTHS REMAINING AS OF CUT-OFF DATE                        DATE        THE CUT-OFF DATE       DATE/(1)/
--------------------------------------------------------------------------------------------------------------
  1 -  30                                                      37         $     150,401.93           0.14%
 31 -  60                                                      75               698,772.30           0.66
 61 -  90                                                      25               293,717.95           0.28
 91 - 120                                                      62             1,147,364.13           1.08
121 - 150                                                      17               345,566.25           0.33
151 - 180                                                     337             7,187,001.65           6.76
181 - 210                                                       1                17,730.15           0.02
211 - 240                                                     772            20,015,669.66          18.84
241 - 270                                                       1                23,741.13           0.02
271 - 300                                                     802            25,626,146.21          24.12
301 - 330                                                       1                30,706.39           0.03
331 - 360                                                   1,289            50,702,359.98          47.72
                                                            -----         ----------------        -------
TOTAL                                                       3,419         $ 106,239,177.73         100.00%
--------------------------------------------------------------------------------------------------------------

/(1)/ Percentages may not add up to 100% due to rounding

[Logo of Credit Suisse First Boston]

                                                         [Logo of Conseco Corp.]

CONSECO FINANCE SECURITIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.

FICO - Used Property/Repo Subpool
--------------------------------------------------------------------------------------------------------
                                                                                        % OF CONTRACT
                                                                                           POOL BY
                                                    NUMBER OF          AGGREGATE         OUTSTANDING
                                                   CONTRACTS AS    PRINCIPAL BALANCE    BALANCE AS OF
                                                  OF THE CUT-OFF   OUTSTANDING AS OF     THE CUT-OFF
                       FICO                            DATE        THE CUT-OFF DATE       DATE/(1)/
--------------------------------------------------------------------------------------------------------
N/A                                                     539          12,282,143.27          11.56%
401 - 450                                                 1              21,599.30           0.02
451 - 500                                               110           3,377,987.93           3.18
501 - 550                                               920          29,832,993.66          28.08
551 - 600                                             1,235          40,503,755.68          38.13
601 - 650                                               203           6,484,734.54           6.10
651 - 700                                               162           5,224,604.60           4.92
701 - 750                                               164           5,640,735.67           5.31
751 - 800                                                77           2,629,652.85           2.48
801 - 850                                                 8             240,970.23           0.23
                                                      -----         --------------         ------
TOTAL                                                 3,419         106,239,177.73         100.00%
--------------------------------------------------------------------------------------------------------

/(1)/  Percentages may not add up to 100% due to rounding

[Logo of Credit Suisse First Boston

                                                         [Logo of Conseco Corp.]


CONSECO FINANCE SECURITIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.

Prepayment Sensitivities

----------------  -----------------  ----------------  ------------------  -----------------  ------------------
                        75% MHP          125% MHP           175% MHP           250% MHP           300% MHP
                     WAL/MATURITY      WAL/MATURITY       WAL/MATURITY       WAL/MATURITY       WAL/MATURITY
----------------  -----------------  ----------------  ------------------  -----------------  ------------------
   To Call
   A-IO             5.14      NA       5.14     NA       5.14      NA       5.14      NA        5.14       NA
   A-1              0.58   10/2003     0.43   5/2003     0.36    3/2003     0.28    1/2003      0.25    12/2002
   A-2              9.54   10/2022     6.97   3/2018     5.23   10/2014     3.57    7/2011      2.88     6/2010
   M-1             14.27   10/2022    10.56   3/2018     8.61   10/2014     7.08    7/2011      6.49     6/2010
   M-2             14.27   10/2022    10.56   3/2018     8.61   10/2014     7.08    7/2011      6.49     6/2010
   B-1              8.55    7/2013     6.05   4/2010     5.22    2/2009     4.88    5/2008      4.74     1/2008

   To Maturity
   A-IO             5.14      NA       5.14     NA       5.14      NA       5.14      NA        5.14       NA
   A-1              0.58   10/2003     0.43   5/2003     0.36    3/2003     0.28    1/2003      0.25    12/2002
   A-2              9.66    6/2025     7.10  12/2020     5.33    4/2017     3.64    7/2013      2.92    12/2011
   M-1             14.41   11/2024    10.69   4/2020     8.76   11/2016     7.27    7/2013      6.64    12/2011
   M-2             14.41   11/2024    10.69   4/2020     8.76   11/2016     7.27    7/2013      6.64    12/2011
   B-1              8.55    7/2013     6.05   4/2010     5.22    2/2009     4.88    5/2008      4.74     1/2008
----------------  -----------------  ----------------  ------------------  -----------------  ------------------

[Logo of Credit Suisse First Boston]

                                                        [Logo of Conseco Corp.]

CONSECO FINANCE SECURITIZATIONS CORP.
Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.

Disclaimer

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so. Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates. The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston Corporation nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

[Logo of Credit Suisse First Boston]